UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 26, 2022

Code Chain New Continent Limited

(Exact name of Company as specified in charter)

Nevada	001-37513	47-3709051
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
No 119 South Zhaojuesi Road 2nd Floor, Room 1 Chenghua District, Chengdu, Sichuan, China 610047

(Address of Principal Executive Offices) (Zip code)

+86-028-84112941

(Company’s Telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13©(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	CCNC	Nasdaq Capital Market

Item 8.01	Other Events

As previously disclosed in the current report on Form 8-K filed with the Securities and Exchange Commission on March 1, 2021, April 19, 2021, and June 1, 2021, Code Chain New Continent Limited (the “Company”) entered into an asset purchase agreement with Sichuan RiZhanYun Jisuan Co., Ltd., (the “Seller”) on February 23, 2021, which was amended and restated on April 16, 2021 and further amended on May 28, 2021 (the “Agreement”). Pursuant to the Agreement, the Company purchased, and the Seller sold, a total of 10,000 Bitcoin mining machines (the “Assets”) for a total purchase price of RMB 40,000,000 or US$6,160,000 based on the exchange rate as of April 8, 2021 (the “Purchase Price”), payable in the form of 1,587,800 shares of common stock of the Company. In addition, pursuant to the Agreement, the Seller agreed to cause revenue and any other source of income from the operation of the Assets to be paid to the Company, payable in cryptocurrency to be deposited into a cryptocurrency wallet held by the Company on a daily basis. The Company agreed to issue to the Seller or its designees certain bonuses, payable in the common stock of the Company upon meeting certain milestones. On June 1, 2021, the Company issued to the Seller’s designee 2,513,294 shares of common stock (the “Shares”), consisted of (i) the Purchase Price in the form of 1,587,800 shares of common stock and (ii) 925,494 bonus shares for meeting and exceeding certain milestones.

Because the Assets were never delivered to the Company and the Company has not received and is not able to accept cryptocurrency from the operation of the Assets, the Company and the Seller agreed to rescind the Agreement and cancel the Shares.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CODE CHAIN NEW CONTINENT LIMITED

Date: September 26, 2022	By:	/s/ Wei Xu
	Name:	Wei Xu
	Title:	Chief Executive Officer, President and Chairman of the Board

2